Exhibit 99.2

October 19, 2011 Third Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s periodic reports filed with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through November 2, 2011 at (800) 475-6701 in the U.S., access code: 216735, and internationally at (320) 365-3844, access code: 216735. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Third Quarter Highlights Financial Summary Summary Appendices Note: All ’11 and ’10 data, other than as noted, are for continuing operations only.

Third Quarter Highlights

Third Quarter Highlights Net sales of $940.9 mm - Up 17.4% versus prior year and up 10.4% on a constant currency basis - Continued strong volume growth in Lithium, Surface Treatment and Clay-based Additives - Higher prices and product mix improvements in TiO2 Pigments Adjusted EBITDA(a) of $226.9 mm - Up 41.3% versus prior year and up 32.1% on a constant currency basis Adjusted EBITDA(a) margin of 24.1% - Price increases more than offset raw material and other cost increases - Rockwood’s all-time high quarterly margin Adjusted EPS (a) of $1.06 - Increase versus prior year driven primarily by higher Adj. EBITDA, as well as lower interest expense from debt repayments and refinancing Net Debt/LTM Adj. EBITDA at 1.67 x - Reduced leverage ratio Free Cash Flow - Strong free cash flow - $135.0 mm in the quarter to promote future organic growth or repay debt (a) Non-GAAP measure; see reconciliation in the appendix.

Third Quarter and Year-to-Date Summary Third Quarter Year-to-Date % Change % Change ($M) , except EPS Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Continuing Operations: Net Sales 940.9 801.2 17.4% 10.4% 2,854.9 2,393.3 19.3% 13.3% Adjusted EBITDA (a) 226.9 160.6 41.3% 32.1% 667.1 480.7 38.8% 31.2% Adj. EBITDA Margin 24.1% 20.0% 4.1 ppt 23.4% 20.1% 3.3 ppt Net Income - as reported 75.9 38.0 99.7% 228.1 116.2 96.3% EPS (Diluted) - as reported (c) 0.95 0.49 93.9% 2.85 1.50 90.0% Net Income - as adjusted (d) 84.7 40.1 111.2% 248.5 110.5 124.9% EPS (Diluted) - as adjusted (d) 1.06 0.51 107.8% 3.11 1.42 119.0% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the third quarter, Yr 2011 based on share count of 80,030; Yr 2010 based on share count of 78,086. For the first nine months, Yr 2011 based on share count of 79,907; Yr 2010 based on share count of 77,671.

Net Sales Growth Third Quarter Year-to-Date ($M) Net Sales % Change ($M) Net Sales % Change Yr 2011 Qtr 3 940.9 Yr 2011 YTD 2,854.9 Yr 2010 Qtr 3 801.2 Yr 2010 YTD 2,393.3 Change 139.7 17.4% Change 461.6 19.3% Due to (Approx.): Due to (Approx.): Pricing 98.5 12.3% Pricing 242.3 10.1% Currency 56.4 7.0% Currency 144.2 6.0% Volume/Mix (15.2) (1.9%) Volume/Mix 75.1 3.1%

Results By Segment – Third Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q3 2011 Q3 2010 Total Constant Currency (b) Q3 2011 % Sales Q3 2010 % Sales Total Constant Currency (b) Specialty Chemicals 333.0 283.6 17.4% 11.3% 86.5 26.0% 70.8 25.0% 22.2% 16.8% Performance Additives 200.7 187.8 6.9% 3.7% 36.5 18.2% 34.1 18.2% 7.0% 3.5% Titanium Dioxide Pigments 252.6 192.7 31.1% 20.0% 74.9 29.7% 34.2 17.7% 119.0% 100.6% Advanced Ceramics 146.2 131.0 11.6% 3.1% 47.5 32.5% 40.3 30.8% 17.9% 8.7% Corporate and Other 8.4 6.1 37.7% 26.2% (18.5) (18.8) 1.6% 2.7% Total Rockwood - continuing operations $940.9 $801.2 17.4% 10.4% $226.9 24.1% $160.6 20.0% 41.3% 32.1% Discontinued Operations - AlphaGary - 59.7 (100.0%) (100.0%) - 8.5 14.2% (100.0%) (100.0%) Total Rockwood $940.9 $860.9 9.3% 2.7% $226.9 24.1% $169.1 19.6% 34.2% 25.4% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Results By Segment – Year-to-Date @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2011 YTD 2010 Total Constant Currency (b) YTD 2011 % Sales YTD 2010 % Sales Total Constant Currency (b) Specialty Chemicals 1,025.0 860.5 19.1% 13.4% 265.8 25.9% 218.0 25.3% 21.9% 17.1% Performance Additives 614.7 564.4 8.9% 5.8% 117.4 19.1% 100.6 17.8% 16.7% 13.0% Titanium Dioxide Pigments 735.4 564.1 30.4% 21.7% 193.1 26.3% 94.5 16.8% 104.3% 90.3% Advanced Ceramics 455.3 385.3 18.2% 11.2% 146.4 32.2% 117.9 30.6% 24.2% 16.5% Corporate and Other 24.5 19.0 28.9% 20.0% (55.6) (50.3) (10.5%) (9.7%) Total Rockwood - continuing operations $2,854.9 $2,393.3 19.3% 13.3% $667.1 23.4% $480.7 20.1% 38.8% 31.2% Discontinued Operations - AlphaGary 3.9 176.0 (97.8%) (97.8%) 0.2 5.1% 25.6 14.5% (99.2%) (99.2%) Total Rockwood $2,858.8 $2,569.3 11.3% 5.7% $667.3 23.3% $506.3 19.7% 31.8% 24.6% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, higher volumes of lithium products, as well as increased selling prices, were partially offset by higher raw material costs primarily in the Metal Sulfides business. In the Surface Treatment business, increased selling prices, as well as higher volumes in most markets, particularly in automotive and general industrial, were partially offset by higher raw material costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Third Quarter 333.0 283.6 17.4% 11.3% 86.5 70.8 22.2% 16.8% Adj. EBITDA Margin 26.0% 25.0% 1.0 ppt Year-to-Date 1,025.0 860.5 19.1% 13.4% 265.8 218.0 21.9% 17.1% Adj. EBITDA Margin 25.9% 25.3% 0.6 ppt (a) (b)

Performance Additives Net sales and Adjusted EBITDA were up from increased selling prices, as well as higher volumes of specialty coatings and oilfield applications in the Clay-based Additives business. Adjusted EBITDA was negatively impacted by lower volumes in the Color Pigments and Services and Timber Treatment Chemicals businesses and higher raw material costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Third Quarter 200.7 187.8 6.9% 3.7% 36.5 34.1 7.0% 3.5% Adj. EBITDA Margin 18.2% 18.2% 0.0 ppt Year-to-Date 614.7 564.4 8.9% 5.8% 117.4 100.6 16.7% 13.0% Adj. EBITDA Margin 19.1% 17.8% 1.3 ppt (a) (b)

Titanium Dioxide Pigments Net sales and Adjusted EBITDA were up primarily from higher selling prices and, to a lesser extent, a favorable product mix. Adjusted EBITDA was negatively impacted by lower volumes and higher production, raw material and energy costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Third Quarter 252.6 192.7 31.1% 20.0% 74.9 34.2 119.0% 100.6% Adj. EBITDA Margin 29.7% 17.7% 12.0 ppt Year-to-Date 735.4 564.1 30.4% 21.7% 193.1 94.5 104.3% 90.3% Adj. EBITDA Margin 26.3% 16.8% 9.5 ppt

Advanced Ceramics Net sales and Adjusted EBITDA were up from higher volumes in most product applications, particularly cutting tool and mechanical applications. Adjusted EBITDA was favorably impacted by lower maintenance costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Third Quarter 146.2 131.0 11.6% 3.1% 47.5 40.3 17.9% 8.7% Adj. EBITDA Margin 32.5% 30.8% 1.7 ppt Year-to-Date 455.3 385.3 18.2% 11.2% 146.4 117.9 24.2% 16.5% Adj. EBITDA Margin 32.2% 30.6% 1.6 ppt

Financial Summary

Income Statement - Reported ($M) Third Quarter Year-to-Date Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net sales 940.9 801.2 2,854.9 2,393.3 Gross profit 331.5 266.0 998.2 791.8 Gross Profit % 35.2% 33.2% 35.0% 33.1% Operating Income 151.0 96.7 450.6 284.8 Operating income % 16.0% 12.1% 15.8% 11.9% Interest expense, net (a) (26.3) (38.6) (74.0) (116.7) Loss on early extinguishment/modification of debt (0.1) (1.6) (16.6) (1.6) Foreign exchange (loss) gain on financing activities, net (2.4) 0.9 1.8 0.8 Other, net - - (0.1) 0.5 Income from continuing operations before taxes $122.2 $57.4 $361.7 $167.8 Income tax provision 34.4 16.4 101.0 46.4 Income from continuing operations $87.8 $41.0 $260.7 $121.4 Income from discontinued operations, net of tax - 2.5 0.9 13.6 Gain on sale of discontinued operations, net of tax - - 119.4 - Net income $87.8 $43.5 $381.0 $135.0 Net income attributable to noncontrolling interest (11.9) (3.0) (32.6) (5.2) Net income attributable to Rockwood Holdings, Inc. $75.9 $40.5 $348.4 $129.8 Amounts attributable to Rockwood Holdings, Inc.: Income from continuing operations 75.9 38.0 228.1 116.2 Income from discontinued operations - 2.5 120.3 13.6 Net income $75.9 $40.5 $348.4 $129.8 (a) Interest expense, net includes: Interest expense on debt, net (21.2) (38.4) (71.3) (121.1) Mark-to-market (losses) gains on interest rate swaps (3.9) 1.2 1.0 8.9 Deferred financing costs (1.2) (1.4) (3.7) (4.5) Total $(26.3) $(38.6) $(74.0) $(116.7)

Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net income attributable to Rockwood Holdings, Inc. $75.9 $40.5 $348.4 $129.8 Net income attributable to noncontrolling interest 11.9 3.0 32.6 5.2 Net income 87.8 43.5 381.0 135.0 Income tax provision 34.4 16.4 101.0 46.4 Income from discontinued operations, net of tax - (2.5) (0.9) (13.6) Gain on sale of discontinued operations, net of tax - - (119.4) - Income from continuing operations before taxes 122.2 57.4 361.7 167.8 Interest expense, net 26.3 38.6 74.0 116.7 Depreciation and amortization 67.0 61.8 200.2 188.4 Sub-Total 215.5 157.8 635.9 472.9 Restructuring and other severance costs 4.5 1.5 9.5 2.8 Systems/organization establishment expenses 0.3 0.1 1.3 1.5 Acquisition and disposal costs 0.2 0.4 0.4 1.0 Loss on early extinguishment/modification of debt 0.1 1.6 16.6 1.6 Asset write-downs and other - 0.1 0.3 2.4 Foreign exchange loss (gain) on financing activities, net 2.4 (0.9) (1.8) (0.8) Other 3.9 - 4.9 (0.7) Adjusted EBITDA from continuing operations 226.9 160.6 667.1 480.7 Discontinued Operations - AlphaGary - 8.5 0.2 25.6 Total Adjusted EBITDA $226.9 $169.1 $667.3 $506.3 Year-to-Date Third Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $75.9 $0.95 $228.1 $2.85 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.8 0.05 7.5 0.09 Mark-to-market swap loss 1.6 0.02 - - Systems/organization establishment expenses 0.3 0.01 0.9 0.01 Loss on early extinguishment/modification of debt 0.1 - 13.5 0.17 Foreign exchange loss on financing activities, net 1.2 0.01 - - Asset write-downs and other - - 0.2 0.01 Other 1.8 0.02 2.9 0.04 Subtotal 8.8 0.11 25.0 0.32 Adjustments to income from continuing operations: Foreign exchange gain on financing activities, net - - (3.0) (0.04) Mark-to-market swap gain - - (1.6) (0.02) Subtotal - - (4.6) (0.06) Total adjustments 8.8 0.11 20.4 0.26 As adjusted $84.7 $1.06 $248.5 $3.11 Weighted average number of diluted shares outstanding 80,030 79,907 (a) The tax effects of the adjustments are benefits of $3.6 million for the third quarter 2011 and $7.9 million for the first nine months 2011, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. Year-to-Date 2011 Third Quarter 2011 (a)

Tax Provision Reconciliation – Third Quarter 2011 ($M) Income from cont. ops. before taxes and noncontrolling interest Income tax provision Net (income) attributable to noncontrolling interest Income from continuing operations As reported $122.2 $34.4 $(11.9) $75.9 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.5 0.7 3.8 Mark-to-market swap loss 3.9 1.2 (1.1) 1.6 Systems/organization establishment expenses 0.3 - 0.3 Loss on early extinguishment/modifications of debt 0.1 - 0.1 Foreign exchange loss on financing activities, net (b) 2.4 1.2 1.2 Other 4.1 1.4 (0.9) 1.8 As adjusted $137.5 $38.9 $(13.9) $84.7 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. Third Quarter 2011 (a)

Consolidated Net Debt March 31, 2011 June 30, 2011 September 30, 2011 ($M) as reported as reported Covenant as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.34 1.42 1.32 1.45 1.37 1.34 1.40 LTM Adj EBITDA $667.9 $684.0 $692.0 $754.4 $761.5 $820.7 $828.0 Net Debt Rockwood Term Loans 1,259.9 850.0 850.0 850.0 850.0 845.8 845.8 TiO2 Venture Term Loan 294.4 311.5 291.1 304.5 286.7 281.1 293.0 Assumed Debt 71.9 72.6 64.4 73.3 65.1 67.5 65.7 Sr. Sub. Notes 2014 534.7 554.1 562.7 534.8 Total Debt $2,161.0 $1,788.2 $1,205.5 $1,790.5 $1,201.8 $1,729.2 $1,204.5 Cash (340.7) (199.1) (199.1) (235.2) (200.0) (357.9) (200.0) Net Debt $1,820.3 $1,589.1 $1,006.4 $1,555.3 $1,001.8 $1,371.3 $1,004.5 Net Debt / LTM Adj. EBITDA 2.73 x 2.32 x 2.06 x 1.67 x Covenant - as calculated 1.45 x 1.32 x 1.21 x - with full cash 1.45 x 1.27 x 1.02 x Covenant per Credit Agreement 2.75 x 2.75 x 2.75 x December 31, 2010 (b) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses. (a) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period. (b) (a) (b) (a) (b) (a)

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash. Covenant Calculation based on Senior Debt only not to exceed 2.75x Rockwood at 1.02x at Sep. 30 (using total Cash) 0,5 1,0 1,5 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Third Quarter 2011 Year-to-Date 2011 Adjusted EBITDA $226.9 $667.1 WC Change (a) 27.8 (127.1) Cash Taxes (b) (27.9) (79.7) Cash Interest (c) (21.2) (71.3) Cash From Operating Activities (d) $205.6 $389.0 CAPEX (e) (70.6) (180.9) Free Cash Flow $135.0 $208.1 (a) (b) Represents current portion of income tax provision. (c) Interest expense, net minus deferred financing costs and MTM of swaps. (d) Excludes $3.7 million for the third quarter and $22.3 million for the first nine months of 2011 of special items and other, net. (e) CAPEX net of proceeds on sale of property, plant and equipment and government grants received. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net income attributable to Rockwood Holdings, Inc. $75.9 $40.5 $348.4 $129.8 Net income attributable to noncontrolling interest 11.9 3.0 32.6 5.2 Net income 87.8 43.5 381.0 135.0 Income tax provision 34.4 16.4 101.0 46.4 Income from discontinued operations, net of tax - (2.5) (0.9) (13.6) Gain on sale of discontinued operations, net of tax - - (119.4) - Income from continuing operations before taxes 122.2 57.4 361.7 167.8 Interest expense, net 26.3 38.6 74.0 116.7 Depreciation and amortization 67.0 61.8 200.2 188.4 Restructuring and other severance costs 4.5 1.5 9.5 2.8 Systems/organization establishment expenses 0.3 0.1 1.3 1.5 Acquisition and disposal costs 0.2 0.4 0.4 1.0 Loss on early extinguishment/modification of debt 0.1 1.6 16.6 1.6 Asset write-downs and other - 0.1 0.3 2.4 Foreign exchange loss (gain) on financing activities, net 2.4 (0.9) (1.8) (0.8) Other 3.9 - 4.9 (0.7) Adjusted EBITDA from continuing operations 226.9 160.6 667.1 480.7 Discontinued Operations - AlphaGary - 8.5 0.2 25.6 Total Adjusted EBITDA $226.9 $169.1 $667.3 $506.3 Year-to-Date Third Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Third Quarter

($M) Third Quarter 2011	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**54.7**	**18.3**	**47.2**	**27.4**	-	**(25.4)**	**122.2**
Interest expense, net	8.5	2.2	6.1	5.2	-	4.3	26.3
Depreciation and amortization	19.6	14.6	18.2	13.3	-	1.3	67.0
Restructuring and other severance costs	2.9	1.1	-	0.4	-	0.1	4.5
Systems/organization establishment expenses	0.1	0.2	-	-	-	-	0.3
Acquisition and disposal costs	-	-	-	0.1	-	0.1	0.2
Loss on early extinguishment/modifications of debt	0.1	-	-	-	-	-	0.1
Asset write-downs and other	(0.1)	-	-	0.1	-	-	-
Foreign exchange loss on financing activities, net	0.5	0.2	-	1.0	-	0.7	2.4
Other	0.2	(0.1)	3.4	-	-	0.4	3.9
Adjusted EBITDA - continuing operations	**$86.5**	**$36.5**	**$74.9**	**$47.5**	-	**$(18.5)**	**$226.9**
Discontinued Operations - AlphaGary	-	-	-	-	-	-	-
Total Adjusted EBITDA	**$86.5**	**$36.5**	**$74.9**	**$47.5**	-	**$(18.5)**	**$226.9**
Third Quarter 2010							
Income (loss) - cont. ops. before taxes	**37.6**	**11.8**	**14.0**	**20.8**	-	**(26.8)**	**57.4**
Interest expense, net	15.1	7.6	4.2	6.8	-	4.9	38.6
Depreciation and amortization	18.4	14.0	16.2	12.0	-	1.2	61.8
Restructuring and other severance costs	0.1	0.3	-	0.7	-	0.4	1.5
Systems/organization establishment expenses	0.1	-	-	-	-	-	0.1
Acquisition and disposal costs	(0.1)	0.1	-	-	-	0.4	0.4
Loss on early extinguishment/modifications of debt	0.7	0.3	-	0.4		0.2	1.6
Asset write-downs and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss on financing activities, net	(1.2)	(0.1)	-	(0.4)	-	0.8	(0.9)
Other	-	0.1	(0.2)	-	-	0.1	-
Adjusted EBITDA - continuing operations	**$70.8**	**$34.1**	**$34.2**	**$40.3**	-	**$(18.8)**	**$160.6**
Discontinued Operations - AlphaGary	-	-	-	-	8.5	-	8.5
Total Adjusted EBITDA	**$70.8**	**$34.1**	**$34.2**	**$40.3**	**$8.5**	**$(18.8)**	**$169.1**

10/19/2011

Rockwood Powered by Lithium

25

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date

($M) Year-to-Date 2011	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**165.0**	**61.8**	**126.6**	**83.6**	**-**	**(75.3)**	**361.7**
Interest expense, net	26.5	6.9	9.2	16.8	-	14.6	74.0
Depreciation and amortization	58.8	43.3	53.6	40.4	-	4.1	200.2
Restructuring and other severance costs	7.0	1.9	-	0.5	-	0.1	9.5
Systems/organization establishment expenses	0.4	0.6	0.3	-	-	-	1.3
Acquisition and disposal costs	0.1	-	-	0.1	-	0.2	0.4
Loss on early extinguishment/modifications of debt	7.8	1.7	-	4.0	-	3.1	16.6
Asset write-downs and other	0.1	-	-	0.2	-	-	0.3
Foreign exchange (gain) loss on financing activities, net	(0.5)	1.2	-	0.8	-	(3.3)	(1.8)
Other	0.6	-	3.4	-	-	0.9	4.9
Adjusted EBITDA - continuing operations	**$265.8**	**$117.4**	**$193.1**	**$146.4**	**-**	**$(55.6)**	**$667.1**
Discontinued Operations - AlphaGary	-	-	-	-	0.2	-	0.2
Total Adjusted EBITDA	**$265.8**	**$117.4**	**$193.1**	**$146.4**	**$0.2**	**$(55.6)**	**$667.3**

Year-to-Date 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**115.8**	**30.6**	**32.3**	**58.4**	**-**	**(69.3)**	**167.8**
Interest expense, net	46.4	22.9	12.1	22.2	-	13.1	116.7
Depreciation and amortization	54.9	42.9	50.0	36.5	-	4.1	188.4
Restructuring and other severance costs	0.7	0.8	-	0.8	-	0.5	2.8
Systems/organization establishment expenses	0.8	0.3	0.3	0.1	-	-	1.5
Acquisition and disposal costs	0.4	0.1	-	-		0.5	1.0
Loss on early extinguishment/modifications of debt	0.7	0.3	-	0.4		0.2	1.6
Asset write-downs and other	0.2	2.1	-	-	-	0.1	2.4
Foreign exchange (gain) loss on financing activities, net	(1.3)	-	-	(0.5)	-	1.0	(0.8)
Other	(0.6)	0.6	(0.2)	-	-	(0.5)	(0.7)
Adjusted EBITDA - continuing operations	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**-**	**$(50.3)**	**$480.7**
Discontinued Operations - AlphaGary	-	-	-	-	25.6	-	25.6
Total Adjusted EBITDA	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**$25.6**	**$(50.3)**	**$506.3**

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Constant Currency Effect on Results – Third Quarter

($M)	Total Change in $	Total Change in %	Constant Currency Effect in $	Constant Currency basis Net Change in $	Constant Currency basis Net Change in %
	Change: Third Quarter 2011 versus 2010				
Net Sales					
Specialty Chemicals	49.4	17.4	17.3	32.1	11.3
Performance Additives	12.9	6.9	5.9	7.0	3.7
Titanium Dioxide Pigments	59.9	31.1	21.4	38.5	20.0
Advanced Ceramics	15.2	11.6	11.1	4.1	3.1
Corporate and Other	2.3	37.7	0.7	1.6	26.2
Net Sales - cont. ops.	**$139.7**	**17.4 %**	**$56.4**	**$83.3**	**10.4 %**
Discontinued Operations. - AlphaGary	(59.7)	(100.0)	-	(59.7)	(100.0)
Total Net Sales	**$80.0**	**9.3 %**	**$56.4**	**$23.6**	**2.7 %**
Adjusted EBITDA					
Specialty Chemicals	15.7	22.2	3.8	11.9	16.8
Performance Additives	2.4	7.0	1.2	1.2	3.5
Titanium Dioxide Pigments	40.7	119.0	6.3	34.4	100.6
Advanced Ceramics	7.2	17.9	3.7	3.5	8.7
Corporate and Other	0.3	1.6	(0.2)	0.5	2.7
Adjusted EBITDA - cont. ops.	**$66.3**	**41.3 %**	**$14.8**	**$51.5**	**32.1 %**
Discontinued Operations. - AlphaGary	(8.5)	(100.0)	-	(8.5)	(100.0)
Total Adjusted EBITDA	**$57.8**	**34.2 %**	**14.8**	**$43.0**	**25.4 %**

(a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period.

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Constant Currency Effect on Results – Year-to-Date

($M)	Total Change in $	Total Change in %		Constant Currency Effect in $	Constant Currency basis Net Change in $	Constant Currency basis Net Change in %	
	Change: Year-to-Date 2011 versus 2010						
Net Sales							
Specialty Chemicals	164.5	19.1		49.5	115.0	13.4	
Performance Additives	50.3	8.9		17.4	32.9	5.8	
Titanium Dioxide Pigments	171.3	30.4		48.9	122.4	21.7	
Advanced Ceramics	70.0	18.2		26.7	43.3	11.2	
Corporate and Other	5.5	28.9		1.7	3.8	20.0	
Net Sales - cont. ops.	**$461.6**	**19.3**	**%**	**$144.2**	**$317.4**	**13.3**	**%**
Discontinued Operations. - AlphaGary	(172.1)	(97.8)		-	(172.1)	(97.8)	
Total Net Sales	**$289.5**	**11.3**	**%**	**$144.2**	**$145.3**	**5.7**	**%**
Adjusted EBITDA							
Specialty Chemicals	47.8	21.9		10.6	37.2	17.1	
Performance Additives	16.8	16.7		3.7	13.1	13.0	
Titanium Dioxide Pigments	98.6	104.3		13.3	85.3	90.3	
Advanced Ceramics	28.5	24.2		9.1	19.4	16.5	
Corporate and Other	(5.3)	(10.5)		(0.4)	(4.9)	(9.7)	
Adjusted EBITDA - cont. ops.	**$186.4**	**38.8**	**%**	**$36.3**	**$150.1**	**31.2**	**%**
Discontinued Operations. - AlphaGary	(25.4)	(99.2)		-	(25.4)	(99.2)	
Total Adjusted EBITDA	**$161.0**	**31.8**	**%**	**$36.3**	**$124.7**	**24.6**	**%**

(a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period.

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Reconciliation of Net Income/EPS – Third Quarter and Year-to-Date 2010 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $38.0 $0.49 $116.2 $1.50 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.2 0.02 2.2 0.03 Loss on early extinguishment/modification of debt 1.4 0.02 1.4 0.02 Asset write-downs and other 0.4 - 1.8 0.02 Foreign exchange loss on financing activities, net 0.4 - - - Systems/organization establishment expenses - - 1.0 0.01 Other 0.3 - 0.3 - Subtotal 3.7 0.04 6.7 0.08 Adjustments to income from continuing operations: Mark-to-market swap gain (1.0) (0.01) (6.7) (0.09) Impact of tax related items (0.6) (0.01) (4.8) (0.06) Foreign exchange gain on financing activities, net - - (0.9) (0.01) Subtotal (1.6) (0.02) (12.4) (0.16) Total adjustments 2.1 0.02 (5.7) (0.08) As adjusted $40.1 $0.51 $110.5 $1.42 Weighted average number of diluted shares outstanding 78,086 77,671 Third Quarter 2010 Year-to-Date 2010 (a) The tax effects of the adjustments are a provision of $0.1 million for the third quarter 2010 and a benefit of $4.9 million for the first nine months 2010, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Year-to-Date 2011 ($M) Income from cont. ops. before taxes and noncontrolling interest Income tax provision Net (income) attributable to noncontrolling interest Income from continuing operations As reported $361.7 $101.0 $(32.6) $228.1 Adjustments to expenses from continuing operations: Loss on early extinguishment/modifications of debt 16.6 3.1 13.5 Restructuring and other severance costs 9.5 2.0 7.5 Systems/organization establishment expenses 1.3 0.3 (0.1) 0.9 Asset write-downs and other 0.3 0.1 0.2 Other 5.3 1.5 (0.9) 2.9 Adjustments to income from continuing operations: Foreign exchange on financing activities (b) (1.8) 1.2 (3.0) Mark-to-market swap gain (c) (1.0) 0.3 (0.3) (1.6) As adjusted $391.9 $109.5 $(33.9) $248.5 (c) MTM gains / losses in the US have no tax associated with them due to the valuation allowance. MTM gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. Year-to-Date 2011 (b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (a)

Tax Provision Reconciliation 2010

($M)	Third Quarter 2010				Year-to-Date 2010			
	Income from cont. ops. before taxes and noncontrolling interest	Income tax provision (a)	Net (income) attributable to non-controlling interest	Income from continuing operations	Income from cont. ops. before taxes and noncontrolling interest	Income tax provision (a)	Net (income) attributable to non-controlling interest	Income from continuing operations
As reported	**$57.4**	**$16.4**	**$(3.0)**	**$38.0**	**$167.8**	**$46.4**	**$(5.2)**	**$116.2**
Adjustments to expenses from continuing operations:								
Restructuring and other severance costs	1.5	0.3		1.2	2.8	0.6		2.2
Loss on early extinguishment/modifications of debt	1.6	0.2		1.4	1.6	0.2		1.4
Asset write-downs and other	0.1	(0.2)	0.1	0.4	2.4	(0.2)	(0.8)	1.8
Foreign exchange loss on financing activities, net (b)	(0.9)	(1.3)		0.4				
Systems/organization establishment expenses	0.1	0.1		-	1.5	0.4	(0.1)	1.0
Other	0.4	0.1		0.3	0.3	-		0.3
Adjustments to income from continuing operations:								
Foreign exchange gain on financing activities, net (b)					(0.8)	0.1		(0.9)
Mark-to-market swap gain (c)	(1.2)	(0.1)	0.1	(1.0)	(8.8)	(1.3)	0.8	(6.7)
Impact of tax related items	-	0.6		(0.6)	-	4.8		(4.8)
As adjusted	**$59.0**	**$16.1**	**$(2.8)**	**$40.1**	**$166.8**	**$51.0**	**$(5.3)**	**$110.5**

(a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

(b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance.
Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes.

(c) MTM gains / losses in the US have no tax associated with them due to the valuation allowance.
MTM gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes.

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Reconciliation of Net Cash to Adjusted EBITDA Third Quarter Year-to-Date ($M) Yr 2011 Yr 2011 Net cash provided by operating activities $201.9 $366.7 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (33.5) 133.3 Current portion of income tax provision 27.9 79.7 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 21.2 71.3 Restructuring and other severance costs 4.5 9.5 Systems/organization establishment expenses 0.3 1.3 Acquisition and disposal costs 0.2 0.4 Bad debt provision 0.5 - Other 3.9 4.9 Adjusted EBITDA - continuing operations $226.9 $667.1 Discontinued Operations - AlphaGary - 0.2 Total Adjusted EBITDA $226.9 $667.3